UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

June 12, 2020

electroCore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38538	20-3454976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Allen Road, Suite 201

Basking Ridge, NJ 07920

(Address of principal executive offices and zip code)

(973) 290-0097

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	ECOR	NASDAQ Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2020, electroCore, Inc. (the “Company”) held its annual meeting of shareholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 35,547,491 and there were present, in person or by proxy, 24,185,754 shares, which constituted a quorum for the Meeting. The matters voted upon and the results of the vote were as follows:

Proposal 1: Approval of the Declassification Amendments

A proposal to approve and adopt amendments to the Company’s Certificate of Incorporation to declassify the Board of Directors (the “Board”) and make related changes did not receive a sufficient number of votes from stockholders to be approved. In order to be approved, this proposal required the affirmative vote of at least two-thirds of the outstanding shares entitled to vote at the Meeting. Although 98.81% of the shares voted at the Meeting were voted in favor of this proposal, only 39.37% of the total number of shares outstanding at the record date and entitled to vote were voted in favor of the proposal. The vote totals were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
13,997,183	167,616	55,972	9,964,983

Proposal 2: Election of Directors

The following directors were elected to a three-year term of office expiring at the 2023 Annual Meeting of Stockholders:

NOMINEE	FOR (#)	FOR (%)	WITHHELD (#)	WITHHELD (%)	BROKER NON-VOTES
Joseph P. Errico	11,326,788	79.65	2,893,983	20.35	9,964,983
Trevor J. Moody	13,472,821	94.74	747,950	5.26	9,964,983
Thomas M. Patton	14,026,020	98.63	194,751	1.37	9,964,983

Proposal 3: Approval of the Reverse Split Proposal

A proposal to authorize the Board, in its sole discretion, to file amendments to the Company’s Certificate of Incorporation to effect a one-time reverse stock split and make related changes did not receive a sufficient number of votes from stockholders to be approved. In order to be approved, this proposal required the affirmative vote of at least a majority of the outstanding shares entitled to vote at the Meeting. Although 59.5% of the shares voted at the Meeting were voted in favor of this proposal, only 40.46% of the total number of shares outstanding at the record date and entitled to vote were voted in favor of the proposal. The vote totals were as follows:

FOR	AGAINST	ABSTAIN
14,383,131	9,786,156	16,467

Proposal 4: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

A proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020 was adopted with the votes shown:

FOR	AGAINST	ABSTAIN
23,715,067	317,484	153,203

Proposal 5: Approval of the Lincoln Park Issuance Proposal

A proposal to authorize, pursuant to the listing rules of the Nasdaq Stock Market, the issuance of more than 19.99% of the Company’s issued and outstanding shares of common stock, pursuant to the purchase agreement, dated March 27, 2020, with Lincoln Park Capital Fund, LLC, was adopted with the votes shown:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,249,571	6,918,932	52,268	9,964,983

Item 8.01. Other Events.

As previously disclosed, effective immediately prior to the Meeting, the size of the Board was decreased from eleven members to nine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

electroCore, Inc.

June 16, 2020	/s/ Brian Posner
Brian Posner
Chief Financial Officer